WAIVER AGREEMENT

This waiver agreement is made as of the 30th day of April, 2008

A M O N G

SUNOPTA INC.
SUNOPTA LP
SUNOPTA FOOD GROUP LLC

as Borrowers

and

EACH OF THE FINANCIAL INSTITUTIONS
AND OTHER ENTITIES FROM TIME TO TIME
PARTIES HERETO
as Lenders

and

CERTAIN AFFILIATES OF
THE BORROWERS
as Obligors

and

BANK OF MONTREAL
as Agent

and

HARRIS N.A.
as US Security Agent and
as US Administrative Agent

WITNESSES THAT WHEREAS:

(a)

the Lenders severally made credit facilities available to the Borrowers on the terms and conditions set out in a fourth amended and restated credit agreement dated as of July 4, 2007 among the Borrowers, the Lenders, the Obligors, the Agent and the US Security Agent, as amended (the "Credit Agreement");

(b)

the Borrowers expect that, as at April 30, 2008 and May 31, 2008, they will not be in compliance with, as applicable, the delivery requirements of Sections 9.4(a), 9.4(c) and 9.4(d) of the Credit Agreement in respect of the Borrowers’ 2007 Fiscal Year and the Borrowers’ first Fiscal Quarter of 2008;

(c)

the Borrowers have requested that the Lenders (i) temporarily waive compliance with the requirement of the Borrowers to deliver to the Agent on or before May 31, 2008 the quarterly financial information and compliance certificate for the first Fiscal Quarter of 2008 contemplated by Section 9.4(a) of the Credit Agreement, (ii) temporarily waive compliance with the requirement of SunOpta to deliver to the Agent on or before April 30, 2008 the financial information for Fiscal Year 2007 contemplated by Section 9.4(c) of the Credit Agreement, and (iii) temporarily waive compliance with the requirement of SunOpta Food Group and LP to deliver to the Agent on or before April 30, 2008 the financial and other information for Fiscal Year 2007 contemplated by Section 9.4(d) of the Credit Agreement; and

(d)

the Majority Lenders have agreed to such requests on the terms and conditions set forth herein and the parties are entering into this Waiver Agreement to give effect to such waivers by the Majority Lenders.

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties covenant and agree as follows:

SECTION 1
INTERPRETATION

1.1

Definitions from Credit Agreement.  Capitalized terms defined in the Credit Agreement have the same meanings in this waiver agreement unless otherwise defined herein or the context expressly or by necessary implication requires otherwise.  This waiver agreement is referenced herein as the "Waiver Agreement".  For greater certainty, this Waiver Agreement amends the Credit Agreement and the term "Agreement", as defined in the Credit Agreement, includes (unless the context expressly or by necessary implication requires otherwise) this Waiver Agreement to the extent of such amendments.  For purposes of this Waiver Agreement, the term "Waiver Closing Date" means April 30, 2008.

1.2

Headings.  The insertion of headings in this Waiver Agreement is for convenience of reference only and shall not affect the interpretation of this Waiver Agreement.

SECTION 2
WAIVERS

2.1

Quarterly Consolidated Financial Statements.  The Agent (on the direction of the Majority Lenders by virtue of the execution of this Waiver Agreement by the Majority Lenders) hereby waives, subject to what is stated below, the requirement under Section 9.4(a) of the Credit Agreement that the Borrowers deliver to the Agent on or before May 31, 2008 the quarterly financial information and compliance certificate for the first Fiscal Quarter of 2008 contemplated by Section 9.4(a) of the Credit Agreement.  The Waiver provided for herein is a temporary waiver only and the Borrowers covenant and agree that they will deliver to the Agent, on or before June 30, 2008, all of the financial information and the compliance certificate in respect of the first Fiscal Quarter of 2008 as is contemplated in Section 9.4(a) of the Credit Agreement.  The Borrowers acknowledge, consent and agree that failure to deliver to the Agent the information contemplated by Section 9.4(a) of the Credit Agreement on or before June 30, 2008 shall constitute a Default for purposes of the Credit Agreement.

2.2

SunOpta Annual Financial Statements.  The Agent (on the direction of the Majority Lenders by virtue of the execution of this Waiver Agreement by the Majority Lenders) hereby waives, subject to what is stated below, the requirement under Section 9.4(c) of the Credit Agreement that SunOpta deliver to the Agent on or before April 30, 2008 the financial information for Fiscal Year 2007 contemplated by Section 9.4(c) of the Credit Agreement.  The waiver provided for herein is a temporary waiver only and SunOpta covenants and agrees that it will deliver to the Agent, on or before June 30, 2008, all of the financial information required to be delivered to the Agent in respect of Fiscal Year 2007 as is contemplated in Section 9.4(c) of the Credit Agreement.  The Borrowers acknowledge, consent and agree that failure to deliver to the Agent the information contemplated by Section 9.4(c) of the Credit Agreement on or before June 30, 2008 shall constitute a Default for purposes of the Credit Agreement.

2.3

SunOpta Food Group Annual Financial Statements and LP Annual Tax Statement.  The Agent (on the direction of the Majority Lenders by virtue of the execution of this Waiver Agreement by the Majority Lenders) hereby waives, subject to what is stated below, the requirement under Section 9.4(d) of the Credit Agreement that SunOpta Food Group and LP, as applicable, deliver to the Agent on or before April 30, 2008 the financial and other information for Fiscal Year 2007 contemplated by Section 9.4(d) of the Credit Agreement.  The waiver provided for herein is a temporary waiver only and each of SunOpta Food Group and LP, as applicable, covenant and agree that it will deliver to the Agent on or before June 30, 2008, all of the financial and other information required to be delivered in respect of Fiscal Year 2007 as is contemplated in Section 9.4(d) of the Credit Agreement.  The Borrowers acknowledge, consent and agree that failure to deliver to the Agent the information contemplated by Section 9.4(d) of the Credit Agreement on or before June 30, 2008 shall constitute a Default for purposes of the Credit Agreement.

SECTION 3
CONDITIONS PRECEDENT

3.1

Conditions Precedent.  The effectiveness of this Waiver Agreement is subject to and conditional upon the satisfaction of the following conditions:

(a)

Delivery of Documents.  The Agent shall have received, in form and substance satisfactory to the Agent and the Lenders, the following:

(i)

Waiver Agreement duly executed by all of the parties hereto; and

(ii)

such other documentation or information as the Agent and the Lenders shall have reasonably requested.

(b)

Material Adverse Change.  No Material Adverse Change shall have occurred with respect to the Obligors.

(c)

No Default.  No Default or Event of Default shall have occurred and be continuing.

3.2

Waiver.  The conditions stated in Section 3.1 hereof are inserted for the sole benefit of the Agent and the Lenders and may only be waived by the Majority Lenders, in whole or in part, with or without terms or conditions.

SECTION 4
REPRESENTATIONS AND WARRANTIES

4.1

Representations.  Each Obligor represents and warrants to the Agent and the Lenders that:

(a)

the Credit Agreement, as amended by the Waiver Agreement, is its legal, valid and binding obligation, enforceable against each applicable Obligor in accordance with its terms, subject to (i) applicable bankruptcy, reorganization, moratorium or similar law affecting creditors' generally, (ii) the fact that specific performance and injunctive relief may only be given at the discretion of the courts, and (iii) the equitable or statutory powers of the courts to stay proceedings before them and to stay the execution of judgments;

(b)

the Credit Agreement, as amended by the Waiver Agreement, does not conflict with any constating document, agreement, instrument or undertaking binding upon each applicable Obligor or any of its properties; and

(c)

no Default or Event of Default now exists under the Credit Agreement or will exist after giving effect to the Waiver Agreement.

SECTION 5
GENERAL

5.1

Effective Date.  Notwithstanding the date of execution of this Waiver Agreement, upon the satisfaction or waiver, as applicable, of all of the conditions precedent set out in Section 3.1 hereof, the effective date of the waivers and all amendments to the Credit Agreement made by this Waiver Agreement shall for all purposes be April 30, 2008.

5.2

Severability.  Any provision of this Waiver Agreement which is prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining terms and provisions hereof.

5.3

Costs, Expenses and Taxes.  The Borrowers agree to pay, on demand, all reasonable costs and expenses of the Agent and the Lenders in connection with the preparation, execution, delivery, operation or enforcement of this Waiver Agreement and the Credit Agreement including, without limitation, the reasonable fees and out-of-pocket expenses of third parties, the Lenders' counsel and other professionals engaged by the Agent and the Lenders with respect to the preparation, negotiation and documentation of this Waiver Agreement and the related closing documents with respect thereto and with respect to advising the Agent and the Lenders of their rights and responsibilities in connection with the continuing operation of the Credit Agreement.

5.4

Form of Documents.  All documents delivered under this Waiver Agreement or under the Credit Agreement shall be in form and substance satisfactory to the Agent, the Lenders and their counsel, each acting reasonably.

5.5

Governing Law.  This Waiver Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and shall be treated in all respects as an Ontario contract.  Each Obligor irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario.  This Waiver Agreement shall enure to the benefit of and be binding on or parties hereto, their respective successors and any permitted assignees.

5.6

Governing Documents.  The Credit Agreement as amended by this Waiver Agreement and all other documents (including the Documents) delivered pursuant to or referenced in the Credit Agreement as amended by this Waiver Agreement constitute the complete agreement of the parties hereto with respect to the subject matter hereof and supersede any other agreements or understandings between or among the Borrowers, the Obligors, the Agent, the US Security Agent and the Lenders.  Save as expressly amended by this Waiver Agreement, all other terms and conditions of the Credit Agreement remain in full force and effect unamended and the Credit Agreement is hereby ratified and confirmed.  For greater certainty, each applicable Obligor confirms that each of the Documents made or granted by it pursuant to the Credit Agreement remains in full force and effect notwithstanding the waivers or supplements to the Credit Agreement contained herein.  The waivers contained in Section 2 of this Waiver Agreement are only effective in respect of the matters and for the periods of time described therein and shall not in any way be construed as a waiver of any other, future or subsequent event, circumstance, omission, Default or Event of Default.  The Agent and the Lenders expressly reserve its and their rights with respect to any Default or Event of Default now existing or hereafter arising.

5.7

Time of the Essence.  Time shall be of the essence of this Waiver Agreement.

5.8

Counterparts.  This Waiver Agreement may be executed and delivered in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Waiver Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

	SUNOPTA INC.		SUNOPTA LP By: 1510146 Ontario Inc., its General Partner
By:	"John Dietrich"	By:	"John Dietrich"
	Name: John Dietrich Title: VP & CFO		Name: John Dietrich Title: VP & CFO
By:	"Paul Van Weelie"	By:	"Paul Van Weelie"
	Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation		Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation

	SUNOPTA FOOD GROUP LLC		MARATHON NATURAL FOODS LTD.
By:	"John Dietrich"	By:	"John Dietrich"
	Name: John Dietrich Title: VP & CFO		Name: John Dietrich Title: VP & CFO
By:	"Paul Van Weelie"	By:	"Paul Van Weelie"
	Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation		Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation

	1510146 ONTARIO INC.		3060385 NOVA SCOTIA COMPANY
By:	"John Dietrich"	By:	"John Dietrich"
	Name: John Dietrich Title: VP & CFO		Name: John Dietrich Title: VP & CFO
By:	"Paul Van Weelie"	By:	"Paul Van Weelie"
	Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation		Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation

	DRIVE ORGANICS CORPORATION		SUNRICH LLC
By:	"John Dietrich"	By:	"John Dietrich"
	Name: John Dietrich Title: VP & CFO		Name: John Dietrich Title: VP & CFO
By:	"Paul Van Weelie"	By:	"Paul Van Weelie"
	Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation		Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation

	SUNOPTA FRUIT GROUP INC.		SUNOPTA ASEPTIC, INC.
By:	"John Dietrich"	By:	"John Dietrich"
	Name: John Dietrich Title: VP & CFO		Name: John Dietrich Title: VP & CFO
By:	"Paul Van Weelie"	By:	"Paul Van Weelie"
	Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation		Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation

	SUNOPTA LLC		SUNOPTA GLOBAL ORGANIC INGREDIENTS INC.
By:		By:	"John Dietrich"
	Name: Title:		Name: John Dietrich Title: VP & CFO
By:	"Paul Van Weelie"	By:	"Paul Van Weelie"
	Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation		Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation

	SUNOPTA INGREDIENTS, INC.		SUNOPTA HOLDINGS INC.
By:	"John Dietrich"	By:	"John Dietrich"
	Name: John Dietrich Title: VP & CFO		Name: John Dietrich Title: VP & CFO
By:	"Paul Van Weelie"	By:	"Paul Van Weelie"
	Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation		Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation

	SUNOPTA FINANCING INC.		GLOBAL TRADING INC.
By:	"John Dietrich"	By:	"John Dietrich"
	Name: John Dietrich Title: VP & CFO		Name: John Dietrich Title: VP & CFO
By:	"Paul Van Weelie"	By:	"Paul Van Weelie"
	Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation		Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation

	SUNOPTA DE MEXICO, S. DE R.L. DE C.V.		SERVICIOS SUNOPTA, S. DE R.L. DE C.V.
By:	"John Dietrich"	By:	"John Dietrich"
	Name: John Dietrich Title: VP & CFO		Name: John Dietrich Title: VP & CFO
By:	"Paul Van Weelie"	By:	"Paul Van Weelie"
	Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation		Name: Paul Van Weelie Title: Treasurer I/we have authority to bind the corporation

	BANK OF MONTREAL, in its capacity as Agent		HARRIS N.A., in its capacity as US Security Agent
By:	"J. Di Giacomo"	By:	"Shane Koonce"
	Name: J. Di Giacomo Title: Director		Name: Shane Koonce Title: Vice President
By:		By:
	Name: Title:		Name: Title:

	HARRIS N.A., in its capacity as US Administrative Agent		BANK OF MONTREAL, in its capacity as Lender
By:	"Shane Koonce"	By:	"David Graham"
	Name: Shane Koonce Title: Vice President		Name: David Graham Title: Senior Accountant Manager
By:		By:
	Name: Title:		Name: Title:

	BANK OF MONTREAL, (Chicago Branch) in its capacity as Lender		HARRIS N.A., in its capacity as Lender
By:	"Shane Koonce"	By:	"Shane Koonce"
	Name: Shane Koonce Title: Vice President		Name: Shane Koonce Title: Vice President
By:	"David Graham"	By:
	Name: David Graham Title: Senior Accountant Manager		Name: Title:

	BANK OF MONTREAL (Toronto Branch) in its capacity as Lender		SUN LIFE ASSURANCE COMPANY OF CANADA, in its capacity as Lender
By:	"David Graham"	By:	"Steve Theofants"
	Name: David Graham Title: Senior Accountant Manager		Name: Steve Theofants Title: Managing Director Private Fixed Income
By:	"Sean P. Gallway"	By:	"Keith Cressman"
	Name: Sean P. Gallaway Title: Vice President		Name: Keith Cressman Title: Managing Director Private Fixed Income

	THE MANUFACTURERS LIFE INSURANCE COMPANY, in its capacity as Lender		JOHN HANCOCK LIFE INSURANCE COMPANY, in its capacity as Lender
By:	"Patrick Chen"	By:	"Jacqueline T. Ryan"
	Name: Patrick Chen Title: VP CDN Private Placements		Name: Jacqueline T. Ryan Title: Authorized Signatory
By:		By:
	Name: Title:		Name: Title:

	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), in its capacity as Lender		HSBC BANK CANADA, in its capacity as Lender
By:		By:	"Jody Sanderson"
	Name: Title:		Name: Jody Sanderson Title: Global Relationship Manager & Director
By:		By:	"Sophia Soofi"
	Name: Title:		Name: Sophia Soofi Title: Relationship Manager

	HSBC BANK U.S.A., N.A., in its capacity as Lender		RABOBANK NEDERLAND CANADIAN BRANCH, in its capacity as Lender
By:	"Mohan Mahimtura"	By:	"Jason Hoogenboom"
	Name: Mohan Mahimtura Title: VP		Name: Jason Hoogenboom Title: Vice President
By:		By:	"Craig Squires"
	Name: Title:		Name: Craig Squires Title: Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, in its capacity as Lender
By:	"Brett Delfino"
Name: Brett Delfino Title: Executive Director
By:	"Ian Reece"
Name: Ian Reece Title: Managing Director